UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: April 2006

Independence Air, Inc.

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	See below	See below
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Detail of Other Operational Expense	MOR-2 (CON'T)	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

In FLYi, Inc., et al., the following certification is filed with the Debtors' monthly operating reports and set forth on a single page:

A. Bank Reconciliation Certification
The undersigned verifies that, to the best of my knowledge, all of the Debtors' February 2006 bank balances have been reconciled in an accurate and timely manner.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

David W. Asai	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: April 2006
Independence Air, Inc.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
Copies of the bank statements, bank reconciliations, and the cash disbursements journal are available upon request. All accounts are reconciled.
			BANK ACCOUNTS			CURRENT MONTH	CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	RESTRICTED CASH	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$21,756,541	$76,905	$6,430,927	$16,399,747	$0	$44,664,121	$51,910,064

RECEIPTS
FLYi Sales	2,590,230					2,590,230	67,971,229
Charter	0					0	208,955
A319 Related Credits	0					0	134,000
Account Transfers	517,974	573,813				1,091,788	48,952,824
Other	170,502		24,667			195,169	9,452,283

TOTAL RECEIPTS	3,278,706	573,813	24,667	0	0	3,877,187	126,719,290

DISBURSEMENTS
AP	940,905					940,905	8,275,335
Payroll Account	542,836	362,247				905,083	41,991,054
Payroll Taxes	1,384,348					1,384,348	9,759,545
9/11, PAX Screening, & Excise Taxes	0					0	9,203,167
Benefits	26,126					26,126	6,766,784
Insurance	5,150					5,150	485,554
Fuel	(135,114)					(135,114)	14,511,328
Power by the Hour / Reserves	0					0	717,684
Aircraft Payments/Settlements	0					0	195,000
A319 Purchase Deposits	0					0	0
MWAA	51,528					51,528	4,600,834
CLC	0					0	407,642
FLYi, Inc	0					0	0
GE holdover rents settlement	0					0	0
GE Loan	0					0	0
Trident/BAE loans	0					0	0
BK professional fees	2,962,437					2,962,437	4,875,737
Security costs	0					0	34,351
Shipping	0					0	185,849
Other close fees	14,746					14,746	49,127
Engine changes	0					0	424,176
GKV Advertising	0					0	0
Upstream	0					0	269,479
Bombardier	0					0	0
Account Transfers	0	215,949		302,025		517,974	28,339,077
Other	163,381			200,500		363,881	6,033,385

TOTAL DISBURSEMENTS	5,956,343	578,196	0	502,525	0	7,037,064	137,125,109

NET CASH FLOW	(2,677,637)	(4,382)	24,667	(502,525)	0	(3,159,877)	(10,405,819)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$19,078,905	$72,523	$6,455,594	$15,897,222	$0	$41,504,243	$41,504,244

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$7,037,064
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	NA
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	NA
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$7,037,064
FORM MOR-1
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: April 2006
Independence Air, Inc.
STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Operating revenue
Passenger	($165)	$47,119,532
FIM/pricing adjustments	-	-
Adjusted passenger revenue	(165)	47,119,532

Freight and mail	-	-
ID passenger	-	(968)
Charter	-	91,694
Inflight Sales	-	84,454
Other revenue	17,853	2,672,865
Total other revenue	17,853	2,848,045

Total operating revenues	17,688	49,967,577
OPERATING EXPENSES
Operating expenses
Insider Compensation*	8,333	277,629
Wages	506,331	16,963,585
Fringes and benefits	291,600	8,007,137
Profit sharing	-	-
Aircraft fuel	(25,846)	19,845,706
Aircraft maintenance and materials	4,818,892	9,789,020
Aircraft rentals	-	11,670,148
Traffic commissions	(266)	660,270
CRS fees	-	465,751
Facilities rents	(602,730)	7,911,502
Landing fees	(615,341)	1,174,248
Depreciation and amortization	31	3,914,406
Other (schedule attached to MOR2CONT)	2,181,925	10,309,632
Impairment of long-lived assets	-	-
Loss on sale of aircraft	-	-
Retirement and restructuring charge (See note on MOR-3)	693,916	(22,181,394)
Total operating expense	7,256,845	68,807,639

Net operating income (loss)	(7,239,157)	(18,840,062)
Net Profit (Loss) Before Other Income & Expenses	(7,239,157)	(18,840,062)
OTHER INCOME AND EXPENSES
Other (income) expense
Interest income	(146,523)	(1,301,889)
Interest expense	5,055	(455,830)
Government compensation	-	-
Other misc	10,181	13,955
Total other (income) expense	(131,287)	(1,743,764)
Net Profit (Loss) Before Reorganization Items	(7,107,870)	(17,096,297)
REORGANIZATION ITEMS
Professional Fees	942,446	5,131,715
U. S. Trustee Quarterly Fees	-	11,500
Interest Earned on Accumulated Cash from Chapter 11	-	-
Gain (Loss) from Sale of Equipment	-	922
Other Reorganization Expenses (attach schedule)	-	-
Total Reorganization Expenses	942,446	5,144,137
Income Taxes	55,754	70,617
Net Profit (Loss)	($8,106,070)	($22,311,052)
*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-2
(9/99)
In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: April 2006

Independence Air, Inc.
STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Operational Expenses
Summary of Other Expenses:

Crew accommodations	($20,859)	$490,477
Advertising	(288,262)	(1,868,250)
Glycol	16,706	(366,952)
Property taxes	160,000	923,120
Bussing	-	-
Hull insurance	3,482	183,669
Passenger supplies	-	51,704
Travel	(8,851)	19,753
Telecommunications	59,904	1,050,157
Passenger insurance	-	509,636
Passenger screening	(461,652)	(269,271)
Ground handling	(297,121)	407,352
Ground property equipment	(721)	97,502
Law enforcement	(286,843)	(250,504)
Beverage service	367	113,629
Liquor service	(4,180)	22,357
Reproduction expenses	1,962	142,532
Publicity	-	8,902
Uniforms	-	36,864
Office supplies	463	25,429
Moving	-	-
Miscellaneous	3,713	175,743
Legal	(46,561)	122,409
Accounting	(25,000)	(118,332)
Software rental / MIS	67,764	435,285
Directors fees	(8,334)	71,000
Additional services	(844,107)	(1,948,468)
Other insurance	217,124	1,172,132
Training	(100)	577,955
Bad debt	23,764	456,410
Passenger claims	8,152	287,246
Parking	1,290	173,592
Utilities	1,375	(14,593)
Freight	18,802	319,605
Recruiting	(5,758)	-
Company Events	-	4,553
Misc other	-	-
Gain/Loss on Assets	3,823,363	7,146,173
Corporate filing fees	72,043	120,816

Total other operating expenses	$2,181,925	$10,309,632

FORM MOR-2 (CON'T)
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: April 2006

Independence Air, Inc.
BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents	$17,870,147	$8,438,994
Short term investments	6,300,000	20,581,561
Restricted cash	4,717,398	36,274,680
Accounts receivable, net	108,871,873	15,773,490
Expendable parts and fuel inventory, net	100,730	14,467,877
Prepaid expenses and other current assets	8,383,202	36,787,106
Assets held for sale	-	(1)
Deferred tax asset	(1)	(1)
TOTAL CURRENT ASSETS	$146,243,349	$132,323,705
OTHER ASSETS
Restricted Cash	$14,881,031	$20,455,434
Long term investments	-	-
Property and equip., net of depreciation	-	161,493,590
Intangible assets, net of accumulated amortization	-	170,625
Debt issuance costs, net of accumulated amortization	-	4,518,707
Aircraft deposits	12,662,000	22,412,000
Long Term deferred tax asset	-	-
Other assets	488,679	7,685,603
TOTAL OTHER ASSETS	$28,031,710	$216,735,959

TOTAL ASSETS	$174,275,059	$349,059,665

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$7,322,583	$0
Notes payable		-
Air traffic liability	1,162,335	-
Accrued liabilities	1,311,865	-
Deferred revenue current		-
Long-term debt, less current portion		-
Intercompany Loan Payable		-
Capital lease obligations, less current portion		-
Deferred credits, net		-
Deferred tax liability		-
Other Long Term Liabilities		-
Amounts Due to Insiders*	8,333	-
TOTAL POSTPETITION LIABILITIES	$9,805,116	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	1,729,225	168,649,600
Priority Debt	1,319,657	3,173,302
Unsecured Debt	401,991,245	317,204,684
Other accruals related to prepetition obligations that have not been invoiced	17,881,482	121,659,469
TOTAL PRE-PETITION LIABILITIES	$422,921,608	$610,687,054

TOTAL LIABILITIES (See note below)	$432,726,724	$610,687,054
OWNER EQUITY
Capital Stock	-	-
Additional Paid-In Capital	-	-
Treasury Stock	7,435,000	7,435,000
Owner's Equity Account	-	-
Retained Earnings (Deficit) - Pre-Petition	(243,575,613)	(269,062,389)
Retained Earnings (Deficit) - Postpetition	($22,311,052)	-
Adjustments to Owner Equity (attach schedule)	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)	-	-
NET OWNER EQUITY	($258,451,665)	($261,627,389)

TOTAL LIABILITIES AND OWNERS' EQUITY	$174,275,059	$349,059,665
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

Note:   The Liabilities above do not include (i) any amounts associated with liability for aircraft for the period from the Petition Date through Jan. 5, 2006 or (ii) any estimated amounts for claims related to the Debtors' rejection of operating and aircraft leases or other agreements.    In addition, the Liabilities Subject to Compromise (Pre-Petition) above do not include the asserted secured liability associated with returned aircraft and aircraft equipment.  A corresponding reduction has been made to the Other Assets  (Property and equip., net of depreciation) above in recognition of the returned aircraft and aircraft equipment.

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: April 2006
Independence Air, Inc.
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Photocopies of tax returns filed during the reporting period are available upon request.
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	23,012	831,714	854,728	*	*	(2)
FICA-Employer & Employee	34,494	121,615	139,938			16,171
Unemployment	71,145	24	78,635			(7,466)
Income	0					0
Other:_________________	0					0
Total Federal Taxes	128,651	953,352	1,073,301			8,703
State and Local
Withholding	9,910	146,203	160,201			(4,088)
Sales	0					0
Excise	0					0
Unemployment	171,521	111	179,301			(7,669)
Real Property	0					0
Personal Property	480,585	160,000	277,822			362,763
Corporate	19,006					19,006
Municipal income taxes	5,926	0	638			5,288
Total State and Local	686,948	306,314	617,962			375,300

Total Taxes	815,599	1,259,666	1,691,263			384,003

All income taxes above include pre and post petition amounts as the Company received approval to pay these taxes pursuant to first day orders.

* For all line items, detail is available upon request.

SUMMARY OF UNPAID POSTPETITION DEBTS
Aged listing of accounts payable is available upon request.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	618,250	166,557	1,076,413	1,533,418	1,946,680	5,341,318
Wages Payable	353,485					353,485
Taxes Payable	384,003					384,003
Rent/Leases-Buildings, Airports, etc		15,055	280,491	715,593	899,089	1,910,228
Secured Debt/Adequate Protection Payments						0
Professional Fees	58,473	12,563				71,037
Amounts Due to Insiders*	8,333					8,333
Other:__________________________						0
Other:__________________________						0
Total Postpetition Debts	1,422,544	194,175	1,356,904	2,249,011	2,845,769	8,068,404

Explain how and when the Debtor intends to pay any past-due postpetition debts.

The debtor continues to reconcile certain post-petition expenses and anticipates paying certain post-petition obligations in due course or pursuant to the terms of a Chapter 11 plan.

*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(9/99)
In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: April 2006

Independence Air, Inc.
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	619,800
+ Amounts billed during the period	0
- Amounts collected during the period	(100)
Total Accounts Receivable at the end of the reporting period	619,700

Accounts Receivable Aging	Amount
0 - 30 days old	0
31 - 60 days old	49,085
61 - 90 days old	73,633
91+ days old	494,982
Total Accounts Receivable	619,700
Amount considered uncollectible (Bad Debt)	100,000	(estimate)
Accounts Receivable (Net)	519,700

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business	x
this reporting period? If yes, provide an explanation below.
FLYi, Inc. et. al. received court authority to auction off all excess physical assets including but not limited to aircraft parts and support equipment, furniture and fixtures, office equipment, computer equipment, and vehicles. The auctions took place in April with auction proceeds to be received in May.

2. Have any funds been disbursed from any account other than a debtor in possession	x
account this reporting period? If yes, provide an explanation below.
FLYi, Inc. et. al. received court authority to continue utilizing their existing bank accounts.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	x
below.
4. Are workers compensation, general liability and other necessary insurance	x
coverages in effect? If no, provide an explanation below.

FORM MOR-5
(9/99)